UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

SharpSpring, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

304 West University Avenue, Gainesville, FL	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

(a) Termination of Independent Registered Public Accounting Firm

On September 1, 2016, SharpSpring, Inc. (the “Company”) dismissed McConnell & Jones, LLP (“McConnell & Jones”) as its independent registered public accounting firm. The Company’s Audit Committee and Board of Directors unanimously approved the decision to dismiss McConnell & Jones.

McConnell & Jones’ reports on the financial statements of the Company for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles.

There have been no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period up to and including the date of McConnell & Jones’ dismissal between the Company and McConnell & Jones on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of McConnell & Jones, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

The Company has provided McConnell & Jones with a copy of this report and has requested in writing that McConnell & Jones provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Company has received the requested letter from McConnell & Jones and has included such letter as an exhibit 16.1 to this report.

(b) Appointment of Independent Registered Public Accounting Firm

On September 1, 2016, the Company appointed Cherry Bekaert LLP (“Cherry Bekaert”) as its new independent registered public accounting firm commencing for its quarter ending September 30, 2016 and its fiscal year ending December 31, 2016 . The Company’s Audit Committee and Board of Directors unanimously approved the engagement of Cherry Bekaert.

The Company did not consult with Cherry Bekaert during the fiscal years ended December 31, 2015 and 2014 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Cherry Bekaert concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended and there was neither a written report nor oral advice provided to the Company by Cherry Bekaert that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from McConnell & Jones dated September 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SharpSpring, Inc.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: September 2, 2016